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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 10, 2002

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
             (Exact name of registrant as specified in its charter)
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             DELAWARE                         333-59060                          13-3291626
          (State or Other              (Commission File Number)               (I.R.S. Employer
      Jurisdiction Incorporation)                                          Identification Number)
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                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
                                 (212) 761-4000

Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

                  On March 27, 2002, a single series of certificates, entitled Morgan Stanley Dean Witter Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2002-HQ (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of March 1, 2002 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Dean Witter Capital I Inc., as depositor, GMAC Commercial Mortgage Corporation, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, Wells Fargo Bank Minnesota, N.A., as trustee, paying agent and certificate registrar, and John Hancock Real Estate Finance, Inc., as primary servicer. The Certificates consist of twenty-one classes identified as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class X-1 Certificates," the "Class X-2 Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class R-I Certificates," the "Class R-II Certificates," and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 78 fixed rate, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on March 1, 2002 (the "Cut-off Date"), an aggregate principal balance of $845,945,104 after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.


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                  The Class A-1 Certificates have an initial Certificate Balance of $150,000,000. The Class A-2 Certificates have an initial Certificate Balance of $180,000,000. The Class A-3 Certificates have an initial Certificate Balance of $363,674,000. The Class B Certificates have an initial Certificate Balance of $32,781,000. The Class C Certificates have an initial Certificate Balance of $29,608,000. The Class D Certificates have an initial Certificate Balance of $7,402,000. The Class E Certificates have an initial Certificate Balance of $10,574,000. The Class F Certificates have an initial Certificate Balance of $8,460,000. The Class G Certificates have an initial Certificate Balance of $8,459,000. The Class H Certificates have an initial Certificate Balance of $14,804,000. The Class J Certificates have an initial Certificate Balance of $6,345,000. The Class K Certificates have an initial Certificate Balance of $6,344,000. The Class L Certificates have an initial Certificate Balance of $8,460,000. The Class M Certificates have an initial Certificate Balance of $6,344,000. The Class N Certificates have an initial Certificate Balance of $2,115,000. The Class O Certificates have an initial Certificate Balance of $10,575,104. The Class X-1 Certificates have an initial Notional Amount of $845,945,104. The Class X-2 Certificates have an initial Notional Amount of $607,499,000. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (a)      Financial Statements of Business Acquired
                  Not applicable.

                  (b)      Pro Forma Financial Information
                  Not applicable.

                  (c)      Exhibits.

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                                       Exhibit No.
                                       of Item 601 of
Exhibit No.                            Regulation S-K         Description
-----------                            ---------------        -----------
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                                                              Pooling and Servicing Agreement dated as of March 1,
4.1                                    4                      2002, among Morgan Stanley Dean Witter Capital I Inc.,
                                                              as depositor, GMAC Commercial Mortgage Corporation, as
                                                              master servicer, GMAC Commercial Mortgage Corporation,
                                                              as special servicer, Wells Fargo Bank Minnesota, N.A.,
                                                              as trustee, paying agent and certificate registrar,
                                                              and John Hancock Real Estate Finance, Inc., as primary
                                                              servicer.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:        April 10, 2002

MORGAN STANLEY DEAN WITTER CAPITAL I INC.

By:               /s/ Cecilia Tarrant
      -------------------------------------
         Name:    Cecilia Tarrant
         Title:   Vice President



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